OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
(the "Fund")

Supplement to the Fund’s Prospectus
dated July 29, 2014

The following information replaces the section of the Fund's Prospectus entitled "Fund summaries – Optimum Large Cap Growth Fund – Who manages the Fund? – Sub-advisors – Fred Alger Management, Inc.”:

Fred Alger Management, Inc.

Portfolio manager	Title with Alger	Start date on the Fund
Ankur Crawford, Ph.D.	Senior Vice President	June 2015
Patrick Kelly, CFA	Executive Vice President	September 2008

The following information replaces the third and fourth paragraphs of the section of the Fund's Prospectus entitled "Who manages the Funds – Sub-advisors and portfolio managers – Optimum Large Cap Growth Fund”:

Optimum Large Cap Growth Fund

Fred Alger Management, Inc. (Alger) is headquartered at 360 Park Avenue South, New York, NY 10010. Alger, founded in 1964, became a registered investment advisor with the Securities and Exchange Commission in March 1970, and provides investment management services to individuals and institutional clients. Alger is an indirect subsidiary of Alger Associates, Inc., a holding company owned by the Alger family. As of March 31, 2015, Alger had approximately $23.5 billion in assets under management. Alger has held its Fund responsibilities since September 2008.

Ankur Crawford and Patrick Kelly are primarily responsible for the day-to-day management of the investment program for Alger's portion of the Fund. Ms. Crawford has been employed by Alger since 2004 and currently serves as Senior Vice President and portfolio manager. She has held her Fund responsibilities since June 2015. Mr. Kelly has been employed by Alger since 1999 and currently serves as Executive Vice President and portfolio manager. He has held his Fund responsibilities since September 2008.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated June 1, 2015.